Exhibit 23(1)


                         Independent Auditors' Consents


The Board of Directors
Grand Casinos, Inc.:

We consent to the use of our report incorporated herein by reference.


                                   /s/ KPMG Peat Marwick LLP
                                   KPMG Peat Marwick LLP


Minneapolis, Minnesota
April 24, 1996



The Board of Directors
Stratosphere Corporation:


We consent to the use of our report incorporated herein by reference.


                                   /s/ KPMG Peat Marwick LLP
                                   KPMG Peat Marwick LLP


Las Vegas, Nevada
April 24, 1996